UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2026

PIERMONT VALLEY ACQUISITION CORP
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41108	98-1598114
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

732 S 6th Street, #5386

Las Vegas, Nevada 89101

(Address of Principal Executive Offices) (Zip Code)

(929) 792-5788

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	CMCAU	None

Class A ordinary shares, par value $0.0001 per share	CMCAF	None

Warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CMCAW	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On September 30, 2026, Piermont Valley Acquisition Corp., a Cayman Islands exempted company ("Piermont"), entered into a Securities Purchase Agreement (the "PIPE Securities Purchase Agreement") with Tigerless AI Holdings Inc., a Nevada corporation (“Pubco”), Tigerless Health, Inc., a New York corporation (“Tigerless”) and Capstan Point, LLC (the "PIPE Investor"). The PIPE Securities Purchase Agreement was entered into in connection with the previously announced business combination contemplated by the Agreement and Plan of Merger, dated as of April 17, 2026 (the "Business Combination Agreement"), by and among Piermont, Pubco, Tigerless, Tigerless Merger Sub 1 Corp. and Tigerless Merger Sub 2 Corp. The transactions contemplated by the Business Combination Agreement are referred to herein as the "Business Combination," and the closing of the Business Combination is referred to herein as the "Closing."

PIPE Securities Purchase Agreement

The PIPE Securities Purchase Agreement provides for Pubco to issue and sell to the PIPE Investor an aggregate of 5,000 shares of Pubco’s Series A Convertible Preferred Stock, par value $0.00001 per share (the "Series A Preferred Stock"), at a purchase price of $1,000 per share, equal to the stated value of such shares and without original issue discount, for aggregate gross proceeds of $5.0 million (the "PIPE Financing"). The offer and sale of the Series A Preferred Stock is being made without general solicitation or general advertising in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506(b) of Regulation D promulgated thereunder.

The purchase price will be funded in two tranches following the Closing. At the first closing, scheduled for the first business day following the Closing, Pubco will issue 3,500 shares of Series A Preferred Stock and receive $3.5 million. At the second closing, scheduled for the ninetieth business day following the Closing, Pubco will issue an additional 1,500 shares of Series A Preferred Stock and receive $1.5 million. The PIPE Investor’s second-tranche commitment is binding and is not subject to market-price, trading-volume, financing, due-diligence-out or discretionary conditions. However, it is subject to the continuing closing conditions in the PIPE Securities Purchase Agreement, including, among others, specified representations and covenants remaining true and correct and satisfied, no continuing Triggering Event or Pubco Default (each as defined in the PIPE Securities Purchase Agreement), continued listing of Pubco Class A Common Stock on The Nasdaq Stock Market LLC ("Nasdaq"), required registration-statement filings and any stockholder approval required under Nasdaq rules. If specified curable failures are continuing when the second PIPE closing would otherwise occur, the date of the second closing may be extended, but generally not more than 30 trading days.

As a condition to the first closing, Pubco must deliver evidence that the Business Combination Agreement has been amended, or that the applicable parties have granted a waiver, sufficient to permit the post-Closing funding schedule contemplated by the PIPE Securities Purchase Agreement. The PIPE Securities Purchase Agreement may be terminated in specified circumstances, including if the Closing has not occurred by the outside date set forth therein, subject to the terms of the PIPE Securities Purchase Agreement.

Series A Preferred Stock

The rights and preferences of the Series A Preferred Stock will be set forth in a Certificate of Designations to be filed with the Nevada Secretary of State before the first PIPE closing (the "Certificate of Designations"). Each share of Series A Preferred Stock will rank senior to Pubco’s Class A Common Stock and Class B Common Stock with respect to dividends, distributions and payments upon liquidation, dissolution or winding up. Dividends will not accrue unless declared by Pubco’s board of directors, except that default dividends will accrue following a Triggering Event as described below. The liquidation preference per share will be the greater of the applicable Conversion Amount (as defined below) and the amount the holder would receive on an as-converted basis.

Conversion

Each share of Series A Preferred Stock will be convertible at the holder’s option. The number of shares of Pubco Class A Common Stock issuable upon conversion will equal the applicable "Conversion Amount" divided by the applicable "Conversion Price." The Conversion Amount generally will equal 110% of stated value, plus declared and unpaid dividends and other amounts owed under the transaction documents. The Conversion Price will be the lower of (i) $10.00 and (ii) 93% of the lowest daily volume-weighted average price of Pubco Class A Common Stock during the five trading days immediately preceding conversion, subject to a floor price.

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The initial floor price will be $2.00. On the date all shares issuable upon conversion are freely tradable pursuant to an effective resale registration statement or Rule 144 under the Securities Act without volume or manner-of-sale limitations, and every six months thereafter, the floor price will automatically reset lower, and only lower, to 20% of the lower of (x) the closing price on the immediately preceding trading day and (y) the average closing price during the five trading days ending on the immediately preceding trading day, in each case subject to applicable Nasdaq rules. At a $10.00 Conversion Price, the 5,000 shares of Series A Preferred Stock would initially be convertible into at least 550,000 shares of Pubco Class A Common Stock; at the initial $2.00 floor price, they would initially be convertible into approximately 2,750,000 shares, in each case before declared dividends, Triggering Event adjustments or other amounts. If the floor price resets below $2.00, a larger number of shares could become issuable.

Conversions will initially be subject to a 4.99% beneficial-ownership limitation. A holder may decrease that percentage or increase it to a percentage not exceeding 9.99%, provided that any increase will become effective only on the sixty-first day after notice. Pubco also will be required to reserve at least 200% of the number of shares then necessary to convert all outstanding shares of Series A Preferred Stock at the applicable floor price, without giving effect to conversion limitations.

Triggering Events and Redemption Rights

The Certificate of Designations will contain customary and negotiated Triggering Events relating to, among other matters, failures to maintain required resale registration, trading or Nasdaq listing failures, failures to timely deliver conversion shares or remove legends, certain payment failures, specified defaults on indebtedness, bankruptcy and insolvency events, judgments, material breaches of the transaction documents, delinquent Exchange Act reporting, a material adverse effect and certain restrictions imposed by The Depository Trust Company. Upon a Triggering Event, the stated value of each outstanding share of Series A Preferred Stock will increase by 15% on a one-time basis and a 5% annual default dividend will begin to accrue while the Triggering Event continues. If a Triggering Event remains uncured, a holder also may require Pubco to apply up to 25% of the gross cash proceeds of each subsequent debt or equity financing to redeem shares of Series A Preferred Stock. During specified Triggering Events, a holder may use an alternate conversion price that may be lower than the otherwise applicable Conversion Price, subject to the applicable floor-price provisions.

Pubco may redeem all or a portion of the outstanding shares of Series A Preferred Stock for cash at 110% of the stated value being redeemed plus declared and unpaid dividends and other amounts then owed, on at least 15 business days’ notice, subject to the holder’s continuing right to convert before payment and provided no Triggering Event is continuing. In specified fundamental transactions, the successor entity generally must assume the Series A Preferred Stock or Pubco must redeem it at the applicable optional-redemption price; if the transaction results in Pubco no longer being publicly traded on a national securities exchange, each holder may elect cash redemption.

Closing Fee Shares

As a one-time closing fee, one or more existing stockholders of Tigerless and/or Piermont are obligated to transfer an aggregate of 2,000,000 shares of Pubco Class A Common Stock to the PIPE Investor (the "Closing Fee Shares"). Immediately prior to the Closing, the transferring holders will deliver only the maximum number of Closing Fee Shares that can be delivered without causing the PIPE Investor and its attribution parties to exceed 4.99% beneficial ownership. Thereafter, within one trading day after each written notice from the PIPE Investor certifying its then-current beneficial ownership, the transferring holders must deliver the maximum additional number of remaining Closing Fee Shares that can be received without exceeding the 4.99% cap, until all 2,000,000 Closing Fee Shares have been delivered. Because the Closing Fee Shares will be transferred by existing holders, their transfer will not itself increase the number of Pubco shares outstanding.

Registration Rights and Leak-Out Restrictions

Pubco has agreed to reimburse up to $25,000 of the PIPE Investor’s reasonable documented legal and diligence expenses at the first PIPE closing. Pubco also must file, within 30 calendar days after the first PIPE closing, a resale registration statement covering 200% of the maximum number of shares issuable upon conversion at the initial floor price, together with the Closing Fee Shares to the extent they are not then freely tradable. Pubco must use its best efforts to cause that registration statement to become effective no later than 30 days after the filing deadline if the Securities and Exchange Commission (the "SEC") does not review it and no later than 60 days after the filing deadline if the SEC reviews it, subject to specified exceptions. Additional registration statements will be required if the shares covered by effective registration statements later become insufficient because of, among other things, a reset of the floor price.

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If specified registration deadlines are missed or the PIPE Investor is unable to use an effective prospectus, subject to stated exceptions, Pubco must pay cash liquidated damages equal to 5% of the purchase price paid for the then-outstanding shares of Series A Preferred Stock when the registration event occurs and an additional 5% for each 30-day period that the event continues, prorated for partial periods. Unpaid liquidated damages will bear interest at 18% per year, subject to the maximum lawful rate. Pubco may suspend use of a resale prospectus for specified material nonpublic-information periods of up to 10 consecutive days and 20 aggregate days in any 365-day period. The PIPE Investor also will have specified demand and piggyback registration rights.

Until the earlier of termination of the PIPE Securities Purchase Agreement and completion of the second PIPE closing, the PIPE Investor will be subject to daily leak-out restrictions on open-market sales of Closing Fee Shares and shares received upon conversion. The PIPE Investor nevertheless may sell on any trading day a number of shares not exceeding the greater of (i) $75,000 divided by the prior trading day’s closing price and (ii) 8% of the trading volume on the day of sale. After that period, the contractual leak-out restriction will terminate, subject to applicable securities laws.

Other Covenants

For so long as any shares of Series A Preferred Stock remain outstanding, the Certificate of Designations will restrict, among other things, cash dividends and repurchases of junior or parity securities and the issuance of senior or parity preferred securities without the required holders’ consent. The Series A Preferred Stock generally will have no voting rights except for protective votes specified in the Certificate of Designations and voting rights required under Nevada law. Pubco must use the proceeds from the PIPE Financing for working capital, growth initiatives, transaction expenses and general corporate purposes.

The foregoing descriptions of the PIPE Securities Purchase Agreement and the Certificate of Designations do not purport to be complete and are qualified in their entirety by reference to the PIPE Securities Purchase Agreement and the form of Certificate of Designations included therein, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed herewith contain "forward-looking statements" within the meaning of the federal securities laws with respect to the Business Combination and the PIPE Financing, including statements regarding the anticipated timing of the Closing and the PIPE closings, the expected proceeds of the PIPE Financing, the listing of Pubco Class A Common Stock on Nasdaq, the filing and effectiveness of resale registration statements, the issuance or transfer of securities and the expected use of proceeds. These forward-looking statements generally are identified by words such as "expect," "estimate," "project," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "potential," "future" and similar expressions.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. These risks and uncertainties include, among others: the failure to satisfy the conditions to the consummation of the Business Combination or the PIPE Financing; the inability to obtain required stockholder or regulatory approvals; the failure of Pubco Class A Common Stock to be listed or remain listed on Nasdaq; the inability to timely file or cause to become effective required resale registration statements; the occurrence of a Triggering Event or Pubco Default; fluctuations in the market price and trading volume of Pubco Class A Common Stock; dilution resulting from conversions of the Series A Preferred Stock, including following a decrease in the floor price; the occurrence of events that may permit termination of the Business Combination Agreement or the PIPE Securities Purchase Agreement; costs related to the Business Combination and the PIPE Financing; changes in applicable laws or regulations; and other risks and uncertainties described in Piermont’s filings with the SEC and in the proxy statement/prospectus relating to the Business Combination when available.

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Piermont, Pubco and Tigerless caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Piermont, Pubco or Tigerless undertakes or accepts any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and does not constitute an offer to sell, buy or exchange, or the solicitation of an offer to sell, buy or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law.

In connection with the Business Combination, Pubco intends to file with the SEC a registration statement on Form S-4, which will include a prospectus of Pubco and a proxy statement of Piermont (the "Proxy Statement/Prospectus"). Piermont intends to mail the definitive Proxy Statement/Prospectus to its shareholders in connection with the Business Combination. INVESTORS AND SECURITYHOLDERS OF PIERMONT ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PUBCO, PIERMONT, TIGERLESS, THE BUSINESS COMBINATION, THE PIPE FINANCING AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the Proxy Statement/Prospectus, when available, and other documents filed with the SEC by Pubco and Piermont through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Pubco, Piermont, Tigerless and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the Business Combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Piermont’s shareholders in connection with the Business Combination, including a description of their respective direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus described above when it is filed with the SEC. Additional information regarding Piermont’s directors and executive officers can be found in Piermont’s filings with the SEC. These documents are available free of charge as described above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, (ii) an offer to sell or the solicitation of an offer to buy any securities or (iii) a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an applicable exemption from registration.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Certificate of Designations of Series A Convertible Preferred Stock.
10.1	Securities Purchase Agreement, dated as of September 30, 2026, by and among Tigerless AI Holdings Inc., Piermont Valley Acquisition Corp., Tigerless Health, Inc. and Capstan Point, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIERMONT VALLEY ACQUISITION CORP

Dated: October 2, 2026	By:	/s/ Wei Qian
Wei Qian
Chairman and Chief Executive Officer

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